SHORT-TERM
INVESTMENTS TRUST

                         Prospectus
--------------------------------------------------------------------------------

GOVERNMENT
& AGENCY                      The Government & Agency Portfolio is a money
PORTFOLIO                market fund whose investment objective is the
                         maximization of current income to the extent consistent
INSTITUTIONAL            with the preservation of capital and the maintenance of
CLASS                    liquidity. The Government & Agency Portfolio seeks to
                         achieve its objective by investing in direct
SEPTEMBER 1, 1998        obligations of the U.S. Treasury and other securities
AS REVISED               issued or guaranteed as to principal and interest by
DECEMBER 18, 1998        the U.S. Government or by its agencies or
                         instrumentalities, as well as repurchase agreements secured by such obligations. The instruments purchased by the Government & Agency Portfolio will have maturities of 397 days or less.
                              The Government & Agency Portfolio is a series
                         portfolio of Short-Term Investments Trust (the
                         "Trust"), an open-end diversified series management investment company. This Prospectus relates solely to the Institutional Class of the Government & Agency
                         Portfolio, a class of shares designed to be a convenient vehicle in which institutions, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or other similar capacity can invest in a diversified money market fund.

                              THESE SECURITIES HAVE NOT BEEN APPROVED OR
                         DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              THIS PROSPECTUS SETS FORTH BASIC INFORMATION THAT
                         A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN SHARES OF THE INSTITUTIONAL CLASS OF THE GOVERNMENT & AGENCY PORTFOLIO AND SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 18, 1998, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION THE ("SEC") AND IS HEREBY INCORPORATED BY REFERENCE. FOR A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION WITHOUT CHARGE, WRITE TO THE ADDRESS BELOW OR CALL (800) 659-1005. THE SEC MAINTAINS A WEB SITE AT HTTP://WWW.SEC.GOV THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE TRUST.

                              THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS
                         OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE TRUST'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT THE GOVERNMENT & AGENCY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF THE TRUST INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.




[AIM LOGO APPEARS HERE]
Fund Management Company


11 Greenway Plaza
Suite 100
Houston, Texas 77046-1173
(800) 659-1005

                                    SUMMARY

THE PORTFOLIO AND ITS INVESTMENT OBJECTIVE

  The Trust is an open-end diversified series management investment company. This Prospectus relates to the Institutional Class (the "Class") of the Government & Agency Portfolio (the "Portfolio"). The Portfolio is a money market fund which invests in direct obligations of the U.S. Treasury and other securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities, as well as repurchase agreements secured by such obligations. The instruments purchased by the Portfolio will have maturities of 397 days or less. The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservations of capital and the maintenance of liquidity.

  Pursuant to separate prospectuses, the Trust also offers shares of other classes of shares of beneficial interest of the Portfolio: Personal Investment Class, Reserve Class, Private Investment Class, Cash Management Class and Resource Class, representing an interest in the Portfolio. Such classes have different distribution arrangements and are designed for institutional and other categories of investors. The Trust also offers shares of six classes of the Treasury TaxAdvantage Portfolio and shares of six classes of the Treasury Portfolio, each pursuant to a separate prospectus. The portfolios of the Trust are referred to collectively as the "Portfolios."

  Because the Trust declares dividends on a daily basis, shares of each class of the Portfolio have the same net asset value (proportionate interest in the net assets of the Portfolio) and bear equally those expenses, such as the advisory fee, that are allocated to the Portfolio as a whole. All classes of the Portfolio share a common investment objective and portfolio of investments. However, different classes of the Portfolio have different shareholder qualifications and are separately allocated certain class expenses, such as those associated with the distribution of their shares. Therefore, each class will have a different dividend payment and a different yield.

INVESTORS IN THE CLASS

  The Class is designed to be a convenient and economical vehicle in which institutions, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or other similar capacity can invest short-term cash reserves. Although shares of the Class may not be purchased by individuals directly, institutions may purchase shares for accounts maintained by individuals. See "Suitability for Investors."

PURCHASE OF SHARES

  Shares of the Class are sold at net asset value without a sales charge. The minimum initial investment in the Class is $1,000,000. There is no minimum amount for subsequent investments. Payment for shares of the Class purchased must be in federal funds or other funds immediately available to the Portfolio. See "Purchase of Shares."

REDEMPTION OF SHARES

  Redemptions may be made without charge at net asset value. Payment for redeemed shares of the Class for which redemption orders are received prior to 5:00 p.m. Eastern time will normally be made in federal funds on the same day. See "Redemption of Shares."

DIVIDENDS

  The net income of each Portfolio is declared as a dividend daily to shareholders of record immediately after 5:00 p.m. Eastern Time. Dividends are paid monthly by check or wire transfer unless the shareholder has previously elected to have such dividends automatically reinvested in additional shares of the Class. Information concerning the amount of the dividends declared on any particular day will normally be available by 6:00 p.m. Eastern time on that day. See "Dividends."

NET ASSET VALUE

  The Trust uses the amortized cost method of valuing the securities held by the Portfolio and rounds the per share net asset value to the nearest whole cent. Accordingly, the net asset value per share of the Portfolio will normally remain constant at $1.00. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE. See "Net Asset Value."

INVESTMENT ADVISOR

  A I M Advisors, Inc. ("AIM") serves as the Portfolio's investment advisor and receives a fee based on the Portfolio's average daily net assets. AIM is primarily engaged in the business of acting as manager or advisor to investment companies. Under an Administrative Services Agreement, AIM may be reimbursed by the Trust for its costs of performing certain accounting and other administrative services for the Trust. See "Management of the Trust -- Investment Advisor" and "-- Administrative Services." Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc., ("Transfer Agent"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Trust. See "General Information -- Transfer Agent and Custodian."

DISTRIBUTOR

  Fund Management Company ("FMC") acts as the exclusive distributor of the Trust's shares. FMC does not receive any fee for distribution services from the Trust. See "Purchase of Shares."

SPECIAL RISK CONSIDERATIONS

  The Portfolio may borrow money and may invest in repurchase agreements and purchase securities for delayed delivery. Accordingly, an investment in the Portfolio may entail somewhat different risks from an investment in an investment company that does not engage in such practices. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. See "Investment Program."

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM
Logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and Invest With Discipline and AIM Bank Connection are service marks of A I M Management Group Inc.

                           TABLE OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES*
  Maximum sales load imposed on purchases (as a percentage
     of offering price).....................................                    None
  Maximum sales load on reinvested dividends (as a
     percentage of offering price)..........................                    None
  Deferred sales load (as a percentage of original purchase
     price or redemption proceeds, as applicable)...........                    None
  Redemption fees (as a percentage of amount redeemed, if
     applicable)............................................                    None
  Exchange fee..............................................                    None
ANNUAL PORTFOLIO OPERATING EXPENSES -- INSTITUTIONAL CLASS
  **
  (as a percentage of average net assets)
  Management fees (after fee waivers)***....................                    0.00%
  12b-1 fees................................................                    None
  Other expenses *** (estimated):
     Custodian fees.........................................    0.01%
     Other..................................................    0.09%
                                                              ------
       Total other expenses (after expense
        reimbursements)***..................................                    0.10%
                                                                       -------------
  Total portfolio operating expenses -- Institutional
     Class***...............................................                    0.10%
                                                                       =============

---------------

  * Beneficial owners of shares of the Class should consider the effect of any charges imposed by their bank or other financial institution for various services.

 ** The expenses set forth in the table are based on estimated average net assets of $200,000,000 during the Portfolios' current fiscal period.

*** If no fees were being waived or reimbursed, Management fees, Total other expenses and Total portfolio operating expenses would have been 0.10%, 0.11%, and 0.21%, respectively.

EXAMPLE

  An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

 1 year.....................................................    $ 1
 3 years....................................................    $ 3

  The Table of Fees and Expenses is designed to assist an investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "Management of the Trust" below.) The "Total portfolio operating expenses -- Institutional Class" figure is based upon costs and the estimated size of the Class and fees to be charged for the current fiscal period. The Other expenses figure is based upon estimated costs and the estimated size of the Class and the Portfolio and estimated fees to be charged for the current fiscal year. Thus, actual expenses may be greater or less than such estimates. The Table of Fees and Expenses reflects a voluntary waiver of management fees for the Class. Future waivers of fees (if any) may vary from the figures reflected in the Table of Fees and Expenses. To the extent any service providers assume expenses of the Class, such assumption of expenses will have the effect of lowering the Class' overall expense ratio and increasing its yield to investors.

  The example in the Table of Fees and Expenses assumes that all dividends and distributions are reinvested and that the amounts listed under "Annual Portfolio Operating Expenses -- Institutional Class" remain the same in the years shown.

  The example shown in the above table is based on the amounts listed under "Annual Portfolio Operating Expenses." THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE AN ACCURATE REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

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

                           SUITABILITY FOR INVESTORS

  The Class is intended for use primarily by institutions, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or other similar capacity. The Class is designed to be a convenient and economical vehicle in which such institutions can invest short-term cash reserves. Shares of the Class may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Prospective investors should determine if an investment in the Class is consistent with the objectives of an account and with applicable state and federal laws and regulations.

  An investment in the Class may relieve the institution of many of the investment and administrative burdens encountered when investing in money market instruments directly. These include: selection of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; selection and scheduling of maturities; receipt, delivery and safekeeping of securities; and portfolio record keeping. It is anticipated that most investors will perform their own sub-accounting. To assist these institutions, information concerning the dividends declared by the Portfolios on any particular day will normally be available by 6:00 p.m. Eastern time on that day.

  Investors in the Class have the opportunity to receive a somewhat higher yield than might be obtainable through direct investment in money market instruments and enjoy the benefits of same-day liquidity. Generally, higher interest rates can be obtained on the purchase of very large blocks of money market instruments. Of course, any such relative increase in interest rates may be offset to some extent by the operating expenses of the Class. However, these expenses are expected to be relatively small due primarily to the following factors: the Class will have a small number of shareholders who do not need many of the services provided by other money market investment companies, thereby resulting in lower transfer agent fees and costs for printing reports and proxy statements; sales of the shares of the Class to institutions acting for themselves or in a fiduciary capacity are exempt from the registration requirements of most state securities laws, thereby resulting in reduced state registration fees; and the relatively low investment advisory fee paid to AIM.

                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

  The investment objective of the Portfolio is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Portfolio seeks to achieve its objective by investing in direct obligations of the U.S. Treasury and other securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities, as well as repurchase agreements secured by such obligations. The money market instruments in which the Portfolio invests are considered to carry very little risk and accordingly may not have as high a yield as that available on money market instruments of lesser quality. The Portfolio consists exclusively of money market instruments which have maturities of 397 days or less from the date of purchase (except that securities subject to repurchase agreements may have longer maturities).

INVESTMENT POLICIES

  The Portfolio invests in direct obligations of the U.S. Treasury, which include Treasury bills, notes and bonds, and repurchase agreements relating to such securities. In addition, the Portfolio invests in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities, and repurchase agreements relating to such securities. Such obligations are collectively referred to as "Money Market Obligations". Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Money Market Obligations. The Portfolio may also engage in certain investment practices described below. The market values of the money market instruments held by the Portfolio will be affected by changes in the yields available on similar securities. If yields have increased since a security was purchased, the market value of such security will generally have decreased. Conversely, if yields have decreased, the market value of such security will generally have increased.

  Money Market Obligations

  GOVERNMENT OBLIGATIONS. The Portfolio may invest in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities. Such obligations may by supported (a) by the full faith and credit of the U.S. Treasury (as in the case of Government National Mortgage Association Certificates), (b) by the right of the issuer to borrow from the U.S. Treasury (as in the case of obligations of the Federal Home Loan
Bank), (c) by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (as in the case of the Federal National Mortgage Association), or (d) only by the credit of the agency or instrumentality itself (as in the case of obligations of the Federal Farm Credit
Bank). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government sponsored agencies or instrumentalities in the future and it is not obligated by law to renew, grant or extend future financial support.

  REPURCHASE AGREEMENTS. The Portfolio intends to invest in repurchase agreements with banks and broker-dealers pertaining to the securities described above and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed-upon time and price, thereby determining the yield during the Portfolio's holding period. Repurchase transactions are limited to a term not to exceed 365 days. The Portfolio may enter into repurchase agreements only with institutions believed by the Trust's Board of Trustees to present minimal credit risk. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the seller's failure to repurchase the obligation in accordance with the terms of the agreement), the Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. Repurchase agreements are considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act").

  Investment Practices

  BORROWING MONEY. The Portfolio may borrow money with respect to its portfolio securities in amounts up to 10% of the value of its total assets at the time of borrowing . The Portfolio will borrow money solely for temporary or defensive purposes, such as to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests should they occur.

  PURCHASING DELAYED DELIVERY SECURITIES. In managing the Portfolio's investments, AIM may indicate to dealers or issuers its interest in acquiring certain securities for the Portfolio for settlement beyond a customary settlement date. In some cases, the Portfolio may agree to purchase such securities at stated prices and yields. In such cases, such securities are considered "delayed delivery" securities when traded in the secondary market. Since this is done to facilitate the acquisition of portfolio securities and is not for the purpose of investment leverage, the amount of delayed delivery securities involved may not exceed the estimated amount of funds available for investment on the settlement date. Until the settlement date, liquid assets of the Portfolio with a dollar value sufficient at all times to make payment for the delayed delivery securities will be segregated. The total amount of segregated liquid assets may not exceed 25% of the Portfolio's total assets. The delayed delivery securities, which will not begin to accrue interest until the settlement date, will be recorded as an asset of the Portfolio and will be subject to the risks of market value fluctuations. The purchase price of the delayed delivery securities will be recorded as a liability of the Portfolio until settlement. Absent extraordinary circumstances, the Portfolio's right to acquire delayed delivery securities will not be divested prior to the settlement date.

  ILLIQUID SECURITIES. The Portfolio will invest no more than 10% of its net assets in illiquid securities.

  PORTFOLIO TRANSACTIONS. The Portfolio does not seek profits through short-term trading and will generally hold portfolio securities to maturity, but AIM may seek to enhance the yield of the Portfolio by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. Securities held by the Portfolio will be disposed of prior to maturity if an earlier disposition is deemed desirable by AIM to meet redemption requests. In addition, AIM will continually monitor the creditworthiness of issuers whose securities are held by the Portfolio, and securities held by the Portfolio may be disposed of prior to maturity as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Portfolio's policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Portfolio, the high turnover rate should not adversely affect the Portfolio's net income.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Portfolio is permitted to invest in other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and, if applicable, exemptive orders granted by the SEC.

  The investment policies described above may be changed by the Board of Trustees without the affirmative vote of a majority of the outstanding shares of beneficial interest of the Trust.

INVESTMENT RESTRICTIONS

  The Portfolio's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in specified types of securities or engaging in certain transactions and to limit the amount of the Portfolio's assets which may be concentrated in any specific industry or issuer. The most significant of these restrictions provide that the Portfolio will not:

          (1) purchase the securities of any issuer if, as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act, the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time; provided, however, that the Portfolio may purchase securities of other investment companies to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder (as such statute, rules and regulations are amended from time to time) or to the extent permitted by exemptive order or other similar relief; or

          (2) concentrate 25% or more of its total assets in the securities of issuers in a particular industry; provided, however, that securities issued or guaranteed by banks or subject to financial guaranty insurance are not subject to this limitation; and provided further, that securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and tax-exempt securities issued by state and local governments and their political subdivisions, are not included within this restriction.

  The foregoing investment restrictions of the Portfolio (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of a majority of the outstanding shares of the Portfolio.

  In addition to the restrictions described above, the Portfolio must also comply with the requirements of Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time, which govern the operations of money market funds, and may be more restrictive than the policies described herein. A description of further investment restrictions applicable to the Portfolio is contained in the Statement of Additional Information.

                               PURCHASE OF SHARES

  Shares of the Class are sold on a continuing basis at their net asset value next determined after an order has been received by the Portfolio. As discussed below, the Trust reserves the right to reject any purchase order. Although there is no sales charge imposed on the purchase of shares of the Class, banks or other institutions may charge a record keeping, account maintenance or other fee to their customers, and beneficial holders of the shares of the Class should consult with the institutions maintaining their accounts to obtain a schedule of applicable fees. To facilitate the investment of proceeds of purchase orders, the investors are urged to place their orders as early in the day as possible. Purchase orders will be accepted for execution on the day the order is placed, provided that the order is properly submitted and received by the Transfer Agent prior to 5:00 p.m. Eastern time on a business day of the Portfolio. Purchase orders received after such time will be processed at the next day's net asset value. Following the initial investment, subsequent purchases of shares of the Class may also be made via AIM LINK --Registered Trademark-- Remote, a personal computer application software product.

  A "Business Day" of the Portfolio is any day on which both the Federal Reserve Bank of New York and The Bank of New York, the Trust's custodian bank, are open for business. The Portfolio, however, reserves the right to change the time for which purchase and redemption requests must be submitted to the Portfolio for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays. It is expected that The Bank of New York and the Federal Reserve Bank of New York will be closed during the next twelve months on Saturdays and Sundays, and on the observed holidays of New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

  Subject to the conditions stated above and the Trust's right to reject any purchase order, orders will be accepted (a) when payment for shares of the Class purchased is received by The Bank of New York, the Trust's custodian bank, in the form described below and notice of such order is provided to the Transfer Agent, or (b) at the time the order is placed, if the Portfolio is assured of payment. Shares of the Class purchased by orders which are accepted prior to 5:00 p.m. Eastern time will earn the dividend declared on the date of purchase.

  Payments for shares of the Class purchased must be in the form of federal funds or other funds immediately available to the Portfolio. Federal Reserve wires should be sent as early as possible in order to facilitate crediting to the shareholder's account. Any funds received with respect to an order which is not accepted by the Trust and any funds received for which an order has not been received will be returned to the sending institution. An order to purchase shares must specify that it is for the purchase of "Shares of the Institutional Class of the Treasury Portfolio," otherwise any funds received will be returned to the sending institution.

  The minimum initial investment in the Class is $1,000,000. Institutions may be requested to maintain separate Master Accounts in the shares of the Class held by the institution (a) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (b) for accounts for which the institution acts in some other capacity. An institution's Master Account(s) and sub-accounts in the shares of the Class may be aggregated for the purpose of the minimum investment requirement. No minimum amount is required for subsequent investments in the Portfolio nor are minimum balances required. Prior to the initial purchase of shares of the Class, an Account Application must be completed and sent to the Transfer Agent, P.O. Box 4497, Houston, Texas 77210-4497. Account Applications may be obtained from the Transfer Agent. Any changes made to the information provided in the Account Application must be made in writing or by completing a new form and providing it to the Transfer Agent.

  Banks will be required to certify to the Trust that they comply with applicable state law regarding registration as broker-dealers, or that they are exempt from such registration.

  The Trust reserves the right in its sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order.

  Any request for correction to a transaction of Portfolio shares must be submitted in writing to the Transfer Agent. The Transfer Agent reserves the right to reject any such request. When a correction results in a dividend adjustment, the institution must agree in writing to reimburse the Portfolio for any loss resulting from the correction. Failure to deliver purchase proceeds on the requested settlement date may result in a claim against the institution for an amount equal to the overdraft charge incurred by the Portfolio.

                              REDEMPTION OF SHARES

  A shareholder may redeem any or all of its shares of the Class at the net asset value next determined after receipt of the redemption request in proper form by the Trust. Redemption requests with respect to the Class may also be made via AIM LINK --Registered Trademark-- Remote. Normally, the net asset value per share of the Portfolio will remain constant at $1.00. See "Net Asset Value." Redemption requests with respect to shares of the Class are normally made by calling the Trust.

  Payment for redeemed shares of the Class is normally made by Federal Reserve wire to the commercial bank account designated in the institution's Account Application, but may be remitted by check upon request by a shareholder. If a redemption request is received by the Transfer Agent prior to 5:00 p.m. Eastern time on a Business Day of the Portfolio, the redemption will be effected at the net asset value next determined on such day and the shares of the Class to be redeemed will not receive the dividend declared on the effective date of the redemption. If a redemption request is received by the Transfer Agent after 5:00 p.m. Eastern time or on other than a Business Day of the Portfolio, the redemption will be effected at the net asset value of the Portfolio determined as of 5:00 p.m. Eastern time on the next Business Day of the Portfolio, and the proceeds of such redemption will normally be wired on the effective day of the redemption. The Portfolio reserves the right to change the time for which redemption requests must be submitted to and received by the Transfer Agent for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

  A shareholder may change the bank account designated to receive redemption proceeds by written notice to the Trust. The authorized signature on the notice must be guaranteed by a commercial bank or a trust company. Additional documentation may be required when deemed appropriate by the Trust or the Transfer Agent.

  Shareholders may request a redemption by telephone. Neither the Transfer Agent nor FMC will be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the Account Application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmations promptly after the transaction. If a shareholder is unable to reach the Transfer Agent by telephone, he may also request redemptions by telegraph or use overnight courier services to expedite redemptions by mail, which will be effective on the Business Day received by the Transfer Agent as long as such request is received prior to 5:00 p.m. Eastern time.

  Payment for shares of the Class redeemed by mail and payment for telephone redemptions in amounts of less than $1,000 may be made by check mailed within seven days after receipt of the redemption request in proper form. The Trust may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the Portfolio's best interest to do so.

  The Board of Trustees of the Trust may redeem shares if it determines in its sole discretion that failure to so redeem may have materially adverse consequences to the shareholders of the Trust.

  Any request for correction to a redemption transaction of Portfolio shares must be submitted in writing to the Transfer Agent as described above in "Purchase of Shares."

                                   DIVIDENDS

  Dividends from the net income of the Portfolio are declared daily to shareholders of record of each class of the Portfolio as of immediately after 5:00 p.m. Eastern time on the day of declaration. Net income for dividend purposes is determined daily as of 5:00 p.m. Eastern time. The dividend accrued and paid for each class will consist of (a) income of the Portfolio, the allocation of which is based upon such class's pro rata share of the total outstanding shares representing an interest in the Portfolio, less (b) Portfolio expenses, such as custodian fees, trustees' fees, accounting and legal expenses, based upon such class' pro rata share of the net assets of the Portfolio, less
(c) expenses directly attributable to such class, such as distribution expenses, if any, and transfer agency fees. Although realized gains and losses on the assets of the Portfolio are reflected in its net asset value, they are not expected to be of an amount which would affect its $1.00 per share net asset value for purposes of purchases and redemptions. See "Net Asset Value." Distributions from net realized short-term gains may be declared and paid yearly or more frequently. See "Taxes." The Portfolio does not expect to realize any long-term capital gains or losses.

  All dividends declared during a month will normally be paid by wire transfer. Payment will normally be made on the first business day of the following month. A shareholder may elect to have all dividends automatically reinvested in additional full and fractional shares of the Class at the net asset value as of 5:00 p.m. Eastern time on the last Business Day of the month. Such election, or any revocation thereof, must be made in writing by the institution to the Transfer Agent, P.O. Box 4497, Houston, Texas 77210-4497 and will become effective with dividends paid after its receipt by the Transfer Agent. If a shareholder redeems all the shares of the Class in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption.

  The Portfolio uses its best efforts to maintain its net asset value per share of the Portfolio at $1.00 for purposes of sales and redemptions. See "Net Asset Value." Should the Trust incur or anticipate any unusual expense, loss or depreciation which could adversely affect the income or net asset value of the Portfolio, the Trust's Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, under such unusual circumstances, the Board of Trustees might reduce or suspend the daily dividend in order to prevent to the extent possible the net asset value per share of the Portfolio from being reduced below $1.00. Thus, such expenses, losses or depreciation may result in a shareholder receiving no dividends for the period during which it held its shares of the Class and cause such a shareholder to receive upon redemption a price per share lower than the shareholder's original cost.

                                     TAXES

  The policy of the Portfolio is to distribute to its shareholders at least 90% of its investment company taxable income for each year and consistent therewith to meet the distribution requirements of Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Portfolio also intends to meet the distribution requirements imposed by the Code in order to avoid the imposition of a 4% excise tax. The Portfolio intends to distribute at least 98% of its net investment income for the calendar year and at least 98% of its net realized capital gains, if any, for the period ending on October 31. The Portfolio also intends to meet the other requirements of Subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Portfolio will pay no taxes on net investment income and net realized capital gains paid to shareholders.

  Dividends paid by the Portfolio are subject to taxation as of the date of payment, whether received by shareholders in cash or shares of the Class. The Code provides an exception to this general rule: if the Portfolio declares a dividend in October, November or December to shareholders of record in such months and pays the dividend during January of the next year, a shareholder will be treated for tax purposes as having received the dividend on December 31 of the year in which it is declared rather than in January when it is paid. It is anticipated that no portion of distributions will be eligible for the dividends received deduction for corporations. Dividends paid by the Portfolio from its net investment income and short-term capital gains are taxable to shareholders at ordinary income tax rates.

  The Portfolio will be treated as a separate corporation for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M. Therefore, the Portfolio may not offset its gains against the losses of the other portfolio of the Trust and each portfolio of the Trust must specifically comply with all the provisions of the Code.

  Distributions and transactions referred to in the preceding paragraphs may be subject to state, local or foreign taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their own tax advisors concerning the application of state, local or foreign taxes.

  Foreign persons who file a United States tax return after December 31, 1996 for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the Internal Revenue Service ("IRS") for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the Transfer Agent.

                                NET ASSET VALUE

  The net asset value per share of the Portfolio is determined daily as of 5:00 p.m. Eastern time on each Business Day of the Portfolio. Net asset value per share is determined by dividing the value of the Portfolio's securities, cash and other assets (including interest accrued but not collected) less all of its liabilities (including accrued expenses and dividends payable), by the number of shares outstanding of the Portfolio and rounding the resulting per share net asset value to the nearest one cent.

  The securities of the Portfolio are valued on the basis of amortized cost pursuant to rules promulgated by the SEC applicable to money market funds. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if the security were sold. During such periods, the daily yield on shares of the Portfolio, computed as described in "Purchases and Redemptions -- Performance Information" in the Statement of Additional Information, may differ somewhat from an identical computation made by an investment company with identical investments utilizing available indications as to market value to value its portfolio securities.

                               YIELD INFORMATION

  Yield information for the Class can be obtained by calling the Trust at (800) 659-1005. Yields will fluctuate from time to time and are not necessarily indicative of future results. Accordingly, the yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of the Portfolio's investments, the Portfolio's maturity and the operating expense ratio of the Class. A SHAREHOLDER'S INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR BY ANY INSTITUTION. These factors should be carefully considered by the investor before making an investment in the Portfolio.

  To assist banks and other institutions performing their own subaccounting, same day information as to the daily dividend per share for the Portfolio to eight decimal places and current yield normally will be available by 6:00 p.m. Eastern time.

  From time to time and in its discretion, AIM or its affiliates may waive all or a portion of its advisory fees and/or assume certain expenses of the Portfolio. Such a practice will have the effect of increasing the Portfolios' yield and total return.

                            REPORTS TO SHAREHOLDERS

  The Trust will furnish shareholders with semi-annual reports containing information about the Portfolio and its operations, including a list of the investments held by the Portfolio and financial statements. The annual financial statements will be audited by the Trust's independent auditors.

  Unless otherwise requested by the shareholder, each shareholder will be provided with a written confirmation for each transaction. Institutions establishing sub-accounts will receive a written confirmation for each transaction in a sub-account. Duplicate confirmations may be transmitted to the beneficial owner of the sub-account if requested by the institution. The institution will receive a periodic statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

  The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including agreements with the Trust's investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to the Trust's officers and to AIM, subject always to the objectives and policies of the Trust and to the general supervision of the Trust's Board of Trustees. Information concerning the Board of Trustees may be found in the Statement of Additional Information. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

  For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information -- Year 2000 Compliance Project."

INVESTMENT ADVISOR

  A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as the investment advisor for the Portfolio pursuant to a Master Investment Advisory Agreement dated as of February 28, 1997, as amended, (the "Advisory Agreement"). AIM, organized in 1976, together with its subsidiaries, manages or advises over 90 investment company portfolios encompassing a broad range of investment objectives. Certain of the directors and officers of AIM are also trustees or executive officers of the Fund. AIM is a wholly owned subsidiary of AIM Management. AIM Management is a holding company engaged in the financial services business. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis.

  Pursuant to the terms of the Advisory Agreement, AIM manages the investment of the Portfolio's assets and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Portfolio. For such services, AIM is entitled to receive a maximum fee from the Portfolio calculated at the annual rate of 0.10% on all net assets.

ADMINISTRATIVE SERVICES

  The Trust has entered into a Master Administrative Services Agreement dated as of February 28, 1997, as amended, with AIM (the "Administrative Services Agreement"), pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Portfolio, including the services of a principal financial officer of the Trust and related staff. As compensation to AIM for its services under the Administrative Services Agreement, the Portfolio may reimburse AIM for expenses incurred by AIM in connection with such services.

EXPENSES

  In addition to fees paid to AIM pursuant to the Advisory Agreement and the expenses reimbursed to AIM under the Administrative Services Agreement, the Trust also pays or causes to be paid all other expenses of the Trust, including, without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing and legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of prospectuses, proxy statements and reports to shareholders; fees and travel expenses of trustees and trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust or AIM, and of independent accountants in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto). FMC bears the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional information distributed to existing shareholders of the Trust) and any other promotional or sales literature used by FMC or furnished by FMC to purchasers or dealers in connection with the public offering of the Trust's shares.

  Expenses of the Trust which are not directly attributable to the operations of any portfolio of the Trust are allocated among all portfolios of the Trust. Distribution expenses of the Portfolio which are directly attributable to a specific class of shares are charged against the income available for distribution as dividends to the holders of such shares. All other expenses of the Portfolio are allocated among all classes of shares of the Portfolio.

FEE WAIVERS

  AIM or its affiliates may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee and/or assume certain expenses of the Portfolio but will retain its ability to be reimbursed for such fee or expenses prior to the end of each fiscal year.

DISTRIBUTOR

  The Trust has entered into a Master Distribution Agreement dated as of February 28, 1997, as amended, (the "Distribution Agreement") with FMC, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the exclusive distributor of the shares of the Class. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Certain trustees and officers of the Trust are affiliated with FMC. The Distribution Agreement provides that FMC has the exclusive right to distribute shares of the Trust either directly or through other broker-dealers. FMC is the distributor of several of the mutual funds managed or advised by AIM.

PORTFOLIO TRANSACTIONS

  AIM is responsible for decisions to buy and sell securities for the Portfolios, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Portfolio are usually principal transactions, the Portfolio incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. In the event the Portfolio purchases securities traded over-the-counter, the Portfolio deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down. The Portfolio may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

  AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which are deemed by AIM to be beneficial to the Portfolio's investment programs. Certain research services furnished by dealers may be useful to clients of AIM other than the Portfolio. Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling its obligations to the Portfolio.

                              GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

  The Trust is a Delaware business trust. The Trust was originally incorporated in Maryland on January 24, 1977, but had no operations prior to November 10, 1980. Effective December 31, 1986, the Trust was reorganized as a Massachusetts business trust; and effective October 15, 1993, the Trust was reorganized as a Delaware business trust. Shares of beneficial interest of the Trust are divided into eighteen classes of which six, including the Class, represent interests in the Portfolio, six classes represent interests in the Treasury Portfolio and six classes represent interest in the Treasury TaxAdvantage Portfolio. Each class of shares has a par value of $.01 per share. The other classes of the Trust may have different sales charges and other expenses which may affect performance. An investor may obtain information concerning the Trust's other classes by contacting FMC.

  All shares of the Trust have equal rights with respect to voting, except that the holders of shares of a particular portfolio or class will have the exclusive right to vote on matters pertaining solely to that portfolio or class. For example, holders of shares of a particular portfolio will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such portfolio. In addition, if a portfolio is divided into various classes, holders of shares of a particular class will have the exclusive right to vote on any matter, such as distribution arrangements, which relates solely to such class. The holders of shares of the Portfolio have distinctive rights with respect to dividends and redemption which are more fully described in this Prospectus. In the event of liquidation or termination of the Trust, holders of shares of each portfolio will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective portfolio to which such shares relate, less (b) the liabilities of the Trust attributable or allocated to the respective portfolio based on the liquidation value of the portfolio. Fractional shares of each portfolio have the same rights as full shares to the extent of their proportionate interest.

  There will not normally be annual shareholders' meetings. Shareholders may remove trustees from office by votes cast at a meeting of shareholders called solely for such purpose or by written consent. A meeting of shareholders for the sole purpose of considering removal of a trustee shall be called at the request of the holders of 10% or more of the Trust's outstanding shares.

  There are no preemptive or conversion rights applicable to any of the Trust's shares. The Trust's shares, when issued, will be fully paid and non-assessable. The Board of Trustees may create additional portfolios of the Trust without shareholder approval.

TRANSFER AGENT AND CUSTODIAN

  The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, acts as custodian for the portfolio securities and cash of the Portfolio. A I M Fund Services, Inc., P.O. Box 4497, Houston, Texas 77210-4497, acts as transfer agent for the shares of the Class.

LEGAL COUNSEL

  The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the Trust and passes upon legal matters for the Trust.

SHAREHOLDER INQUIRIES

  Shareholder inquiries concerning the status of an account should be directed to the Trust at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or may be made by calling (800) 659-1005.

YEAR 2000 COMPLIANCE PROJECT

  In providing services to the AIM Funds, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers to the AIM Funds provide the AIM Funds and their shareholders.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are under-taking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely
(i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and phase (iii) has commenced. The Project is scheduled to be completed during the second quarter of 1999. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be viewed to confirm year 2000 compliance upon installation. No assurance can be given that the Project will be successful or that the AIM Funds will not otherwise be adversely affected by the year 2000 issue.

OTHER INFORMATION

  This Prospectus sets forth basic information that investors should know about the Trust and the Portfolio prior to investing. A Statement of Additional Information has been filed with the SEC. Copies of the Statement of Additional Information are available upon request and without charge by writing or calling the Trust or FMC. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

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

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SHORT-TERM INVESTMENTS TRUST
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173
(800) 659-1005

INVESTMENT ADVISOR
A I M ADVISORS, INC.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173
(713) 626-1919

DISTRIBUTOR
FUND MANAGEMENT COMPANY
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173
(800) 659-1005

AUDITORS
KPMG PEAT MARWICK LLP
700 Louisiana
Houston, Texas 77002

CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street
11th Floor
New York, New York 10286

TRANSFER AGENT
A I M FUND SERVICES, INC.
P.O. Box 4497
Houston, Texas 77210-4497

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   PROSPECTUS
                               September 1, 1998
                                   SHORT-TERM
                               INVESTMENTS TRUST
                             ---------------------

                         GOVERNMENT & AGENCY PORTFOLIO
                             ---------------------

                              INSTITUTIONAL CLASS
                               TABLE OF CONTENTS

                                                     PAGE
Summary..........................................      2
Table of Fees and Expenses.......................      4
Suitability For Investors........................      5
Investment Program...............................      5
Purchase of Shares...............................      7
Redemption of Shares.............................      8
Dividends........................................      9
Taxes............................................      9
Net Asset Value..................................     10
Yield Information................................     10
Reports to Shareholders..........................     10
Management of the Trust..........................     10
General Information..............................     12

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